                      Supplement dated December 31, 1996
                   to the Prospectus Dated April 1, 1996 for
                  Lincoln National Variable Annuity Account H

                 American Legacy II Variable Annuity Contract


Lincoln National Life Insurance Company ("Lincoln Life") is offering an enhanced guaranteed minimum death benefit ("EGMDB") with the American Legacy II variable annuity contract (the "Contract") described in the attached prospectus. The EGMDB will be available in most states beginning on or around January 1, 1997. The EGMDB is an alternative to the guaranteed minimum death benefit ("GMDB") described in the prospectus under the heading "Death benefit before the annuity commencement date." Under the EGMDB, if the annuitant dies before the annuity commencement date the death benefit payable is the amount equal to the greater of: (1) Contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest Contract value which the Contract attains on any policy anniversary date between the time the EGMDB takes effect and the annuitant's age 75, as adjusted for any withdrawals made or premium taxes deducted after the date of the highest Contract value.

There is a daily charge for the EGMDB for so long as your election remains in effect. This charge is at the annual rate of 0.15% of net asset value in Variable Annuity Account H ("VAA"). THIS CHARGE IS IN ADDITION TO the charges described in the Prospectus under the heading "Charges and other deductions" and in the synopsis under the question "What charges are associated with this contract?" See the Expense Table below for Contracts with the EGMDB for more information.

Election Procedures. If you purchase a contract after January 1, 1997 you can elect the EGMDB at purchase by selecting the benefit on your application, or at any time in 1997 by sending a written request to Lincoln Life. The benefit will take effect as of the time of fund valuation on the next policy anniversary date following the election of this benefit, and we will begin deducting the charge for the EGMDB as of that date. If this benefit is selected on the policy anniversary date or at time of application, the EGMDB takes effect at the time of fund valuation on that date. If you elect the EGMDB, you may discontinue the benefit at any time by sending a written request to Lincoln Life. The benefit will be discontinued effective at the time of fund valuation on the next policy anniversary date after we receive the request, and we will cease deducting the charge for the benefit as of that date. If the benefit is discontinued on the policy anniversary date, the benefit and the charge will terminate at the time of fund valuation on that date. If you discontinue the benefit, it cannot be reinstated. If you do not elect the EGMDB or you discontinue the benefit after electing it, the GMDB described in the prospectus under the heading "Death benefit before the annuity commencement date" will apply instead and will determine what death benefit is payable.

If you purchased a Contract prior to January 1, 1997, you can elect the EGMDB during a limited period ending six months after the benefit is approved in your state or ending December 31, 1997, whichever is later. Please see your registered sales representative for assistance.

Expense Table for Contracts with the EGMDB. The prospectus includes an Expense Table which shows the fees and charges applicable to a Contract without the EGMDB. The same fees and charges apply to a Contract with the EGMDB, except that an additional charge is deducted from VAA for this benefit. The annual expenses for VAA for a Contract with the EGMDB are restated below to show all applicable VAA charges and expenses:

     Variable Annuity Account H annual expenses for EGMDB:
          (As a percentage of average account value for each subaccount):

                                                For each subaccount*
          Mortality and expense risk fees              1.25%
          EGMDB charge                                 0.15%
          Account fees and expenses                    0.10%
                                                       ----
              Total VAA annual expenses                1.50%

*The VAA is divided into eight separately-named subaccounts, each of which, in turn, invests purchase payments in its respective fund.

Please see the Expense Table in the attached prospectus for a discussion of other contract fees and charges, as well as fees and expenses for the eight funds underlying VAA.

Examples. The following examples show fees and expenses for a Contract WITH THE EGMDB, reflecting the expenses both of the VAA and of the eight funds shown in the Expense Table in the prospectus.

If you purchase a Contract WITH THE EGMDB and surrender your contract at the end of the applicable time period, you would pay the following expenses* on a $1,000 investment, assuming a 5% annual return:

                              1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
 1. Growth                   $   80      $  112        $  137        $   231
--------------------------------------------------------------------------------
 2. International                83         122           153            263
--------------------------------------------------------------------------------
 3. Growth-Income                80         112           136            229
--------------------------------------------------------------------------------
 4. Asset Allocation             81         114           139            235
--------------------------------------------------------------------------------
 5. High-Yield Bond              81         114           140            236
--------------------------------------------------------------------------------
 6. Bond Fund**                  82         117           145            247
--------------------------------------------------------------------------------
 7. U.S. Govt./AAA-Rated
    Securities                   81         114           140            236
--------------------------------------------------------------------------------
 8. Cash Management              80         112           137            231

If you purchase a Contract WITH THE EGMDB and do not surrender your contract, you would pay the following expenses* on a $1,000 investment, assuming a 5% annual return:

                              1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
 1. Growth                   $   20      $   62        $  107        $   231
--------------------------------------------------------------------------------
 2. International                23          72           123            263
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. Growth-Income              20          62         106         229
--------------------------------------------------------------------------------
 4. Asset Allocation           21          64         109         235
--------------------------------------------------------------------------------
 5. High-Yield Bond            21          64         110         236
--------------------------------------------------------------------------------
 6. Bond Fund**                22          67         115         247
--------------------------------------------------------------------------------
 7. U.S. Govt./AAA-Rated
 Securities                    21          64         110         236
--------------------------------------------------------------------------------
 8. Cash Management            20          62         107         231

* These expenses, calculated as mandated by the SEC, reflect the annual contract fee as the ratio of the total contract fees collected in the most recent fiscal year to the total average net assets of the account.

** These expenses are estimated amounts for the fiscal year ended November 30, 1995.

These examples are provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly IF YOU ELECT THE EGMDB. Part of the data used to produce the figures in the examples was supplied by the underlying portfolio company (Series) through the VAA's principal underwriter, American Funds Distributors, Inc. We have not independently verified this information. For more complete descriptions of the various costs and expenses involved, see Charges and other deductions in this Prospectus, and Fund Organization and Management in the Prospectus for the Series. Premium taxes may also be applicable, although they do not appear in the table. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown. The examples are unaudited.

Commissions. The commissions paid to dealers for sales of the Contracts are a maximum of 4.75% (or 5.65% during certain special sales promotions) of each purchase payment paid; plus an annual continuing commission equal to 0.25% of the value of contract purchase payments invested for at least 15 months; plus an annual continuing commission equal to 0.05% of the value of contract purchase payments invested for at least 15 months while the EGMDB is in effect; plus an annual persistency bonus equal to 0.50% of each contract year's increased GMDB, paid over a period of eight years. If the EGMDB is not elected or is discontinued, the commissions paid to dealers are those set forth in the prospectus under the heading "Commissions."

Please see the attached prospectus for more information about the Contract.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                            THE AMERICAN LEGACY II

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                                 (REGISTRANT)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Account H dated April 1, 1996. You may obtain a copy of the Account H Prospectus on request and without charge. Please write Kim Oakman, The Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500, Extension 4912.

                                ____________

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                      TABLE OF CONTENTS

ITEM                                                     PAGE
General Information and History of Lincoln Life           B-2
Special Terms                                             B-2
Services                                                  B-2
Purchase of Securities Being Offered                      B-2
Underwriters                                              B-2
Calculation of Investment Results                         B-3
Annuity Payments                                          B-5
Federal Tax Status                                        B-5
Automatic Increase in the Guaranteed Minimum
 Death Benefit                                            B-8
Advertising and Sales Literature                          B-9
Financial Statements                                      B-10

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 1, 1996.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)
                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                      GENERAL INFORMATION AND HISTORY OF
          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct insurance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

SPECIAL TERMS

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, "Valuation Date", the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

CUSTODIAN

The custodian for the securities purchased by the Series is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101. Custodian, as authorized by the Series, will hold, transfer, exchange, deliver or loan the Series' securities, and will maintain certain cash accounts in support of those functions.

INDEPENDENT AUDITORS

The financial statements of the Variable Account and the consolidated financial statements and schedules of Lincoln Life appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon also appearing elsewhere herein and in the Registration Statement. Such financial statements and schedules have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

KEEPER OF RECORDS

All accounts, books, records and other documents which are required to be maintained for the Variable Account are maintained by Lincoln Life or by third parties responsible to Lincoln Life. No separate charge against the assets of the Variable Account is made by Lincoln Life for this service.

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc. (AFD), 333 South Hope St., Los Angeles, California 90071, is the principal underwriter for the Variable Annuity Contracts.

                    PURCHASE OF SECURITIES BEING OFFERED

The Variable Annuity Contracts are offered to the public through certain securities broker/dealers who have entered into selling agreements with AFD and whose personnel are legally authorized to sell annuity products. Although there are no special purchase plans for any class of prospective buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of LNC, The Capital Group, Inc., their affiliated or managed companies, and certain other persons. See "Contingent Deferred Sales Charges" in the Prospectus.

Both before and after the Annuity Commencement Date, there are exchange privileges between sub-accounts, and from the Variable Account to the General Account, subject to restrictions set out in the Prospectus. See "The Contracts", in the Prospectus. No exchanges are permitted between the Variable Account and other separate accounts.

                                UNDERWRITERS

Lincoln Life has contracted with AFD, a licensed broker-dealer, to distribute the Variable Contracts through certain legally authorized sales persons and organizations (Brokers). AFD and its Brokers are compensated under a standard Compensation Schedule.

The offering of the Contracts is continuous.

                     CALCULATION OF INVESTMENT RESULTS

(a) Average Annual Total Return:
The tables below show, for the various Sub-Accounts of the Variable Account, an Average Annual Total Return as of the stated periods, based upon a hypothetical initial purchase payment of $1,000, calculated according to the formula set out after the tables. The average Annual Total Return has been calculated to show the Average Annual Total Return for a hypothetical contract with the Enhanced Guaranteed Minimum Death Benefit ("EGMDB") and without it. Although the Variable Account commenced activity in 1989 and the EGMDB did not become available until 1997, these figures are calculated as if the Account had commenced activity at the same time as the underlying Funds.

                        AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 1995

                                              1-YEAR PERIOD                5-YEAR PERIOD                 10-YEAR PERIOD
                                      Without EGMDB    With EGMDB   Without EGMDB   With EGMDB    Without EGMDB   With EGMDB
                                      -------------    ----------   -------------   ----------    -------------   ----------
Growth Sub-account                    25.45%               25.25%    16.26%             16.09%    15.02%              14.85%
  (as if commenced activity 2/8/84)

International Sub-account              5.11                 4.94      9.49               9.32      7.26*               7.09*
  (commenced activity 5/1/90)

Growth-Income Sub-account             25.17                24.97     13.50              13.32     11.80               11.63
  (as if commenced activity 2/8/84)

Asset Allocation Sub-account          21.78                21.59     11.68              11.51      9.03*               8.87*
  (commenced activity 8/1/89)

High-Yield Bond Sub-account           14.08                13.90     11.69              11.52     10.43               10.26
  (as if commenced activity 2/8/84

U.S. Gov't./AAA Sub-account            7.78                 7.61      7.06               6.90      6.89                6.73
  (as if commenced activity 12/1/85)

Cash Management Sub-account           (1.93)               (2.08)     2.34               2.19      4.19                4.03
  (as if commenced activity 2/8/84)

*The lifetime of this sub-account is less than the complete period indicated.

See the date the sub-account commenced activity under its name.

The length of the periods and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula--

                                    n
                               P(1 + T) = ERV

  Where:P = a hypothetical initial purchase payment of $1,000

        T = average annual total return for the period in question

        n = number of years

      ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been charged to Contractowner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in question; and 3) there will be a complete redemption at the end of the period in question. The results shown in the table above relate to the contract form containing the highest level of charges.

b) Non-Standardized Investment Results:

The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a "cumulative" and/or "annualized" basis.

"Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the Unit Value at the beginning of the base period.

"Annualized" quotations are arrived at by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.


                                                          NON-STANDARDIZED INVESTMENT RESULTS
                                                              SUB-ACCOUNTS OF ACCOUNT H*

$10,000 invested in                                                       ...would have grown to this amount on
this fund through                                                                  December 31, 1995**
American Legacy II
this many years ago...
                                                           Without EGMDB
                                                           --------------
                                             Growth              Growth-Income     High-Yield Bond      Cash Management
                                         ------------------    -----------------  -----------------    -----------------
    Number                                         Compound             Compound           Compound             Compound
      of                                            Growth               Growth             Growth               Growth
    Years                Periods         Amount      Rate      Amount     Rate    Amount     Rate      Amount     Rate
------------------------------------------------------------------------------------------------------------------------
      1             12/31/94-12/31/95      $13,152     31.52%   $13,124    31.24%   $12,016    20.16%    $10,414    4.14%
      2             12/31/93-12/31/95       13,040     14.19     13,218    14.97     11,079     5.25      10,673    3.31
      3             12/31/92-12/31/95       14,967     14.39     14,646    13.56     12,727     8.37      10,811    2.63
      4             12/31/91-12/31/95       16,360     13.09     15,596    11.75     14,124     9.02      11,010    2.43
      5             12/31/90-12/31/95       21,515     16.56     19,096    13.81     17,641    12.02      11,467    2.78
      6             12/31/89-12/31/95       20,300     12.52     18,360    10.66     18,014    10.37      12,208    3.38
Lifetime of fund    2/8/84-12/31/95         48,740     14.25     44,891    13.46     36,668    11.54      17,199    4.26

                                                            With EGMDB
                                                            ----------
                                             Growth              Growth-Income     High-Yield Bond      Cash Management
                                         ------------------    -----------------  -----------------    -----------------
    Number                                         Compound             Compound           Compound             Compound
      of                                            Growth               Growth             Growth               Growth
    Years                Periods         Amount      Rate      Amount     Rate    Amount     Rate      Amount     Rate
------------------------------------------------------------------------------------------------------------------------
      1             12/31/94-12/31/95    $11,333     13.33%    $13,105    31.05%  $11,998    19.98%    $10,399     3.99%
      2             12/31/93-12/31/95    $13,001     14.02%    $13,179    14.80%  $11,046     5.10%    $10,640     3.15%
      3             12/31/92-12/31/95    $14,901     14.22%    $14,579    13.39%  $12,671     8.21%    $10,763     2.48%
      4             12/31/91-12/31/95    $16,264     12.93%    $15,500    11.58%  $14,038     8.85%    $10,944     2.28%
      5             12/31/90-12/31/95    $21,359     16.39%    $18,952    13.64%  $17,506    11.85%    $11,380     2.62%
      6             12/31/89-12/31/95    $20,122     12.36%    $18,194    10.49%  $17,910    10.20%    $12,101     3.23%
Lifetime of fund    2/8/84-12/31/95      $47,881     14.08%    $44,084    13.29%  $36,016    11.38%    $16,895     4.51%

                                            Without EGMDB                      With EGMDB
                                            -------------                      ----------
                                            U.S. Govt/AAA                    U.S. Govt/AAA
                                         ------------------               ------------------
                                                   Compound                         Compound
                                                    Growth                           Growth
                                          Amount     Rate                  Amount     Rate
                                         ------------------               ------------------
      1            12/31/94-12/31/95     $11,385     13.85%               $11,368     13.68%
      2            12/31/93-12/31/95      10,745      3.56                $10,712      3.50%
      3            12/31/92-12/31/95      11,786      5.63                $11,732      5.47%
      4            12/31/91-12/31/95      12,513      5.76                $12,440      5.61%
      5            12/31/90-12/31/95      14,315      7.44                $14,210      7.28%
      6            12/31/89-12/31/95      15,314      7.36                $15,176      7.20%
Lifetime of fund    12/1/85-12/31/95      20,472      7.34                $20,165      7.18%

                                          Asset Allocation                 Asset Allocation
                                         ------------------               ------------------
                                                   Compound                         Compound
                                                    Growth                           Growth
                                          Amount     Rate                  Amount     Rate
                                         ------------------               ------------------
      1             12/31/94-12/31/95     $12,785     27.85%              $12,766     27.66%
      2             12/31/93-12/31/95      12,578     12.15               $12,540     11.98%
      3             12/31/92-12/31/95      13,704     11.07               $13,643     10.91%
      4             12/31/91-12/31/95      14,671     10.06               $14,583      9.89%
      5             12/31/90-12/31/95      17,634     12.01               $17,506     11.85%
      6             12/31/89-12/31/95      17,218      9.48               $17,059      9.31%
Lifetime of fund     8/1/89-12/31/95       17,601      9.21               $17,436      9.05%

                                            International                    International
                                         ------------------               ------------------
                                                   Compound                         Compound
                                                    Growth                           Growth
                                          Amount     Rate                  Amount     Rate
                                         ------------------               ------------------
      1            12/31/94-12/31/95     $11,118     11.18%               $11,101     11.01%
      2            12/31/93-12/31/95      11,180      5.74                $11,147      5.58%
      3            12/31/92-12/31/95      14,821     14.01                $14,753     13.84%
      4            12/31/91-12/31/95      14,500      9.73                $14,413      9.57%
      5            12/31/90-12/31/95      15,990      9.84                $15,872      9.68%
Lifetime of fund     5/1/89-12/31/95      15,136      7.59                $15,008      7.43%


*Although the Variable Account commenced activity in 1989, these figures are calculated as if the Account had commenced activity at the same time as the underlying Funds.
**For purposes of determining these investment results, American Legacy II's
 1.35% annual asset charge and administrative fee have been taken into account. However, the annual maintenance fee of $35 is not reflected and these examples do not assume redemption at the end of the period.

                              ANNUITY PAYMENTS

VARIABLE ANNUITY PAYMENTS

Variable annuity payments will be determined on the basis of: (1) the value of the Contract prior to the Annuity Commencement Date; (2) the annuity tables contained in the Contract; (3) the type of Annuity Option selected; and (4) the investment results of the Fund(s) selected. In order to determine the amount of variable annuity payments, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first monthly payment; and third, it calculates the value of the Annuity Units each month thereafter. These steps are explained below.

The dollar amount of the first monthly variable annuity payment is determined by applying the total value of the Accumulation Units credited under the Contract valued as of the fourteenth day prior to the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the Contract. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The 4% interest rate stated above is the measuring point for subsequent annuity payments. If the actual Net Investment Rate (annualized) exceeds 4%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payments will decrease. If the assumed rate of interest were to be increased, annuity payments would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in Contracts that are not associated with employer sponsored plans and not prohibited by law.

At an Annuity Commencement Date, the Annuitant is credited with Annuity Units for each sub-account on which variable annuity payments are based. The number of Annuity Units to be credited is determined by dividing the amount of the first monthly payment by the value of an Annuity Unit in each sub-account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Fund. The amount of the second and subsequent annuity payments is determined by multiplying the Contractowner's fixed number of Annuity Units in each sub-account by the appropriate Annuity Unit value for the

Valuation Date ending 14 days prior to the date that payment is due.

The value of each sub-account Annuity Unit will be set initially at $1.00. The Annuity Unit value for each sub-account at the end of any Valuation Date is determined by multiplying the sub-account Annuity Unit value for the immediately preceding Valuation Date by the product of:

  (a) The net investment factor of the sub-account for the Valuation Period for which the Annuity Unit value is being determined, and

  (b) A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of annuity payments and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

PROOF OF AGE, SEX AND SURVIVAL

Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

                              FEDERAL TAX STATUS

GENERAL

The operations of the Variable Account form a part of, and are taxed with, the operations of Lincoln Life under the Internal Revenue Code of 1986, as amended (the "Code"). Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized net capital gain are automatically retained as part of the reserves under the Contract. Under existing federal income tax law, Lincoln Life believes that the Variable Account investment income and realized net capital gain are not taxed to the extent they are retained as part of the reserves under the Contract. Accordingly, Lincoln Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore it does not intend to make any provision for such taxes. However, if changes in the federal tax laws or interpretations thereof result in Lincoln Life's being taxed on income or gain attributable to the Variable Account, then Lincoln Life may impose a charge against the Variable Account (with respect to some or all

Contracts) in order to make provision for payment of such taxes.

TAX STATUS OF NON-QUALIFIED CONTRACTS

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Contract be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each of the funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each of the Funds in which the Variable Account invests may be invested. Capital Research and Management Company is not affiliated with Lincoln Life and Lincoln Life does not have control over the Series, or its investments. However, Lincoln Life believes that each Fund in which the Variable Account owns shares will meet the diversification requirements and that therefore the Contracts will be treated as annuities under the Code.

The regulations relating to diversification requirements do not provide guidance concerning the extent to which Contractowners may direct their investments to particular sub-accounts of a separate account. When guidance is provided, the Contract may need to be modified to comply with that guidance. For these reasons, Lincoln Life reserves the right to modify the Contract as necessary to prevent the Contractowner from being considered the owner of the assets of the Variable Account.

In addition to the requirements of Section 817(h), Code Section 72(s) provides that Contracts will not be treated as annuity contracts for purposes of Section 72 unless the Contract provides that (1) if any Contractowner dies on or after the annuity starting date prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the Contractowner's death; and (2) if any Contractowner dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the Contractowner. These requirements are considered satisfied if any portion of the Contractowner's interest that is payable to or for the benefit of a "designated beneficiary" is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the Contractowner's death. The "designated beneficiary" must be a natural person. No regulations interpreting these requirements have yet been issued. Thus, no assurance can be given that the provisions contained in Contracts satisfy all such Code requirements. However, Lincoln Life believes that such provisions in such Contracts meet these requirements. Lincoln Life intends to review such provisions and modify them as necessary to assure that they comply with the requirements of Section 72(s) when clarified by Regulations or otherwise.

ANNUITIES FUNDING PLANS GENERALLY

The rules governing the tax treatment of contributions and distributions under such plans, as set forth in the Code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of plans, based on Lincoln Life's understanding of the current federal tax laws as interpreted by the Internal Revenue Service. Purchasers of Contracts for use with such a plan and plan participants and beneficiaries should consult counsel and other competent advisers as to the suitability of the plan and the Contract to their specific needs, and as to applicable Code limitations and tax consequences. Participants under such plans, as well as Contractowners, annuitants, and beneficiaries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract.

Following are brief descriptions of the various types of plans and of the use of Contracts in connection therewith.

PUBLIC SCHOOL SYSTEMS AND 501(C)(3) ORGANIZATIONS (SECTION 403(b) PLANS)

Payments made to purchase annuity contracts by public school systems or Code
Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the employee do not exceed the "exclusion allowance" provided by Section 403(b) of the Code, the over-all limits for excludable contributions of Section 415 of the Code or the limit on elective contributions. Furthermore, the investment results of the Fund credited to the account are not taxable until benefits are received either in the form of annuity payments or in a single sum.

If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

QUALIFIED CORPORATE EMPLOYEE'S PENSION AND PROFIT-SHARING TRUSTS
AND QUALIFIED ANNUITY PLANS (SECTION 401(a) PLANS)

Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until distributed. However, the employee may be required to include these amounts in gross income prior to distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Sections 401(a) or 403(a) of the Code are subject to extensive rules, including limitations on maximum contributions or benefits.

Distributions of amounts in excess of non-deductible employee contributions are generally taxable as ordinary income. If an employee or beneficiary receives a "lump-sum distribution," that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee, and the benefits are paid as a result of the employee's death or separation from service or after the employee attains 59-1/2, taxable gain may be eligible for special "lump sum averaging" treatment. These special tax rules are not available in all cases.

SELF-EMPLOYED INDIVIDUALS (H.R. 10 OR KEOGH)

Under Code provisions, self-employed individuals may establish plans commonly known as "H.R. 10" or "Keogh plans" for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. Such plans are subject to special rules in addition to those applicable to qualified corporate plans; therefore, purchasers of the Contracts for use with H.R. 10 plans should seek competent advice as to suitability of plan documents and the funding contracts.

INDIVIDUAL RETIREMENT ANNUITIES (IRA)

Under Section 408 of the Code, individuals may participate in a retirement program known as Individual Retirement Annuity (IRA). An individual may make an annual IRA contribution of up to the lesser of $2,000 (or $2,250 if IRAs are maintained for both the individual and his nonworking spouse) or 100% of compensation. However, IRA contributions may be non-deductible in whole or in part if (1) the individual or his spouse is an active participant in certain other retirement programs and (2) the income of the individual (or of the individual and his spouse) exceeds a specified amount. Distributions from certain other IRA plans or qualified plans may be "rolled over" to an IRA on a tax deferred basis without regard to the limit on contributions, provided certain requirements are met. Distributions from IRA's are subject to certain restrictions. Deductible

IRA contributions and all IRA earnings will be taxed as ordinary income when distributed. The failure to satisfy certain Code requirements with respect to an IRA may result in adverse tax consequences.

DEFERRED COMPENSATION PLANS (457 PLANS)

Under the Code provisions, employees and independent contractors (participants) performing services for state and local governments and certain tax-exempt organizations may establish deferred compensation plans. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors. The amounts deferred under a plan which meet the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 or 33-1/3% of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before retirement.

SIMPLIFIED EMPLOYEE PENSION PLANS (SECTION 408(k))

An employer may make contributions on behalf of employees to a simplified Employee Pension Plan ("SEPP") as provided by Section 408(k) of the Code. The contributions and distribution dates are limited by the Code provisions. All distributions from the plan will be taxed as ordinary income. Any distribution before the employee attains age 59-1/2 (except in the event of death or disability) or the failure to satisfy certain other Code requirements may result in adverse tax consequences.

TAX ON DISTRIBUTIONS FROM QUALIFIED CONTRACTS

The following rules generally apply to distributions from Contracts purchased in connection with the plans discussed above, other than 457 plans.

The portion, if any, of any contribution under a Contract made by or on behalf of an individual which is not excluded from the employee's gross income (generally, the employee's own non-deductible contributions) constitutes his "investment in the Contract." If a distribution is made in the form of annuity payments, the employee's "investment in the Contract"

(adjusted for certain refund provisions) divided by his life expectancy (or other period for which annuity payments are expected to be made) constitutes a return of capital each year. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. However, for employees whose annuity starting date is after December 31, 1986, all distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of his investment in the Contract. Notwithstanding the above, if the employee's annuity starting date was on or before July 1, 1986 and if his investment in the Contract will be recovered within three years of his annuity starting date, no amount is included in income until he has fully recovered such investment. For amounts distributed after 1986, new rules generally provide that all distributions which are not received as an annuity will be taxed as a pro rata distribution of taxable and non-taxable amounts (rather than as a distribution first of non-taxable amounts).

If a surrender of or withdrawal from the Contract is effected and a distribution is made in a single payment, the proceeds may qualify for special "lump-sum distribution" treatment under certain qualified plans, as discussed above. Otherwise, the amount by which the payment exceeds the "investment in the Contract" (adjusted for any prior withdrawals) allocated to that payment, if any, will be taxed as ordinary income in the year of receipt.

Distributions from Section 401(a) Plans, Section 403(b) Plans, IRAs, SEPPs and Keoghs will be subject to (1) a 10% penalty tax if made before age 59-1/2 unless certain other exceptions apply, and (2) a 15% penalty tax on combined annual distributions in excess of $150,000, subject to various special rules. Failure to meet certain minimum distribution requirements for the above plans, as well as for Section 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an Annuitant's death, the taxation of benefits payable to his beneficiary generally follow these same principles, subject to a variety of special rules. In particular, tax on death benefits paid as a lump-sum may be deferred if, within 60 days after the lump-sum becomes payable, the beneficiary instead elects to receive annuity payments.

OTHER CONSIDERATIONS

It should be understood that the foregoing comments about the federal tax consequences under these Contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local, or foreign tax laws. In recent years, numerous changes have been made in the federal income tax treatment of Contracts and retirement plans, which are not fully discussed above. Before an investment is made in any of the above plans, a tax adviser should be consulted.

AUTOMATIC INCREASE IN THE GUARANTEED MINIMUM DEATH BENEFIT

Subject to the following terms and conditions, once a contract has been in force for a certain period, Lincoln National Life Insurance Company (Lincoln Life) will automatically increase the Guaranteed Minimum Death Benefit (GMDB):

Lincoln Life will automatically increase the GMDB, separately for each Contract Year's Purchase Payment(s), effective upon the seventh anniversary of each eligible Contract Year in which those payments were made (as the contingent deferred sales charge expires on those payments).

The Attributable Gain (AG), used to increase the GMDB, will be calculated based on the Contract Value at the close of business on the last Valuation Date preceding the seventh anniversary of the Contract Year for which the increase is made. The AG will be the amount which results from allocating the total appreciation in the Contract to each Contract Year's Purchase Payments (Adjusted by withdrawals on a first-in-first out (FIFO) basis based on Lincoln Life's internal rate of return (IRR) calculation (as described below).


If a single Purchase Payment was deposited or multiple deposits were made in the first Contract Year only, then, upon adjustment, the increased GMDB will be the Contract Value on the seventh contract anniversary. If on the seventh contract anniversary, the Contract Value is less than Net Purchase Payments, the GMDB will not be adjusted.

If Purchase Payments have been deposited in multiple Contract Years, then, upon adjustment, the increased GMDB will be the sum of all Purchase Payments plus an Attributable Gain, as calculated for each Contract Year which has reached its seventh anniversary, miuus any Withdrawals, partial annuitizations, and premium taxes incurred.

The IRR is the level compound rate of return, calculated by Lincoln Life, at which Purchase Payments less withdrawals will accumulate to the Contract Value on the Contract anniversary beginning with the seventh anniversary. The application of the IRR methodology to any particular Contract Year could allocate gain, if any, in a manner which does not precisely correlate with the Contract's actual investment experience for a particular Contract

Year or Sub-Account. The calculation of the IRR assumes all Purchase Payments and withdrawals occur at the beginning of the year in which they were made. Once the IRR has been determined, the gain attributable to each Contract Year is calculated by applying the IRR to the Purchase Payments, less any withdrawals applied on a FIFO basis.

                       ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:


A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

DUFF & PHELPS insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and statistical information on the solvency and liquidity of major U.S. licensed insurance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 18 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

STANDARD & POOR's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S INDEX--broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the Variable Account and the Series Funds, Lincoln Life intends to illustrate the advantages of the Contracts in a number of ways:

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the fixed account; and the compounding effect when a client makes regular deposits to its Account.

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those Sub-Accounts.

AUTOMATIC WITHDRAWAL SERVICE. A service provided by Lincoln Life, through which a Contractowner may take any distribution allowed by Code Section 401(a)(9) in the case of qualified contracts, or permitted under Code Section 72 in the case of non-qualified contracts, by way of an automatically generated payment.

EARNINGS SWEEP. A service provided by Lincoln Life which allows a client to designate one of the variable Sub-Accounts or the Fixed Account as a holding account, and to transfer earnings from that account to any other variable Sub-Account. The Contractowner chooses a specific fund as the holding account. At specific intervals, account value in the holding account fund that exceeds a certain designated baseline amount is automatically transferred to another specific fund(s). The minimum account value required for the Earnings Sweep feature is 10.000.

Lincoln Life's CUSTOMERS. Sales literature for the Variable Account and the Series Funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this Statement of Additional Information, Lincoln Life was serving over 9,500 employers and had more than 750,000 annuity clients.

Lincoln Life's ASSETS, SIZE. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 1994 Lincoln Life was the tenth largest U.S. life insurance company based upon overall assets.